UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 19, 2006

Exact name of registrant as specified in its charter; Commission File No.:	Address of principal executive offices; zip code; registrant’s telephone number, including area code:	State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:

Duquesne Light Holdings, Inc. 1-10290	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-1598483

Duquesne Light Company 1-956	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-0451600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01 Regulation FD Disclosure.
     On April 19, 2006, the Chief Financial Officer of Duquesne Light Holdings, Inc. will be speaking at a financial community luncheon in New York City. A copy of his presentation is included as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit 99.1 CFO’s Presentation to NYC financial community on April 19, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.

(Registrant)

Date	April 19, 2006	/s/ Mark E. Kaplan

(Signature)
Mark E. Kaplan
Senior Vice President and
Chief Financial Officer

Duquesne Light Company

(Registrant)

Date	April 19, 2006	/s/ Mark E. Kaplan

(Signature)
Mark E. Kaplan
Senior Vice President and
Chief Financial Officer